UNITED
                    GOLD &
                    GOVERNMENT
                    FUND, INC.

                    ANNUAL
                    REPORT
                    -------------------------------------------
                    For the fiscal year ended December 31, 1998

MANAGER'S LETTER
DECEMBER 31, 1998
-----------------------------------------------------------------

Dear Shareholder:


This report relates to the operation of the United Gold & Government Fund for the fiscal year ended December 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The price of gold ended the year at $287.80 (London PM Fix), which was down slightly from the year-end 1997 close of $289.20. During the year, the price of gold traded between the April 24th high of $313.15 and the August 31st low of $273.40. Strong equity markets, low global inflation and poor supply and demand fundamentals resulted in very low investor interest in either gold or gold-related securities.

The Fund has the ability to shift among the major asset classes (physical metal, equities, U.S. government securities and cash). At various times during the year, we reduced the Fund's exposure to U.S. government securities and increased its weighting in gold-related securities in order to participate in trading rallies during the first and fourth quarters. In the first quarter, gold improved on the perception that Asian economies were stabilizing, which proved short-lived. The fourth quarter rally was based on the outlook for a weaker U.S. dollar, which was aborted due to a recovery in the U.S. equity market.

The strategies and techniques we applied resulted in mixed performance compared to the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the U.S. Government securities market (the Salomon Brothers Treasury/Government-Sponsored/Mortgage Index) and the universe of funds with similar investment objectives (the Lipper Gold Oriented Fund Universe Average). The Fund's performance was well below the S&P 500 Index and Salomon Brothers Index, but was moderately above the Lipper Average.

As 1999 begins, several factors that were helping gold rally in September are still evident, including a weak U.S. dollar, global interest rate cuts and reduced concerns about central bank selling of gold reserves. These factors, combined with renewed concerns about the strength of global equities, could make gold and gold-related securities more attractive to investors. However, several prevailing factors could make a sustainable rally in gold implausible. First, physical demand for gold is still very poor. Without an economic recovery in Asia, the leading gold consumer, it will be difficult for gold to advance significantly. Second, in spite of record low gold prices, there has yet to be a significant cutback in global gold production. We believe that excess capacity must be curtailed before the price of gold can exceed a narrow trading range. And third, although sales of gold reserves by central banks diminished in importance in the later months of 1998, this issue could resurface quickly. We will continue to monitor developments in the precious metals market and respond by shifting among the major asset classes as we deem conditions warrant.

Thank you very much for your continued support and confidence.
Respectfully,

Michael L. Avery
Manager, United Gold & Government Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
              United Gold & Government Fund, Inc., Class A Shares,
                               The S&P 500 Index,
      The Salomon Brothers Treasury/ Government Sponsored/ Mortgage Index
               and The Lipper Gold Oriented Fund Universe Average
                                     Salomon
                                     Brothers    Lipper
                United               Treasury/     Gold
                Gold &           Government    Oriented
            Government        S&PSponsored/        Fund
                 Fund,        500  Mortgage    Universe
          Class A Shares    Index     Index     Average
             ---------  --------- --------- -----------
12/31/88      Purchase      9,425    10,000      10,000    10,000
12/31/89        11,161     13,169    11,454      12,206
12/31/90         8,752     12,760    12,540       9,509
12/31/91         8,881     16,648    14,478       9,069
12/31/92         7,711     17,917    15,533       7,690
12/31/93        13,557     19,722    16,995      13,713
12/31/94        11,204     19,982    16,538      11,996
12/31/95        12,302     27,492    19,487      12,304
12/31/96        12,835     33,804    20,205      13,189
12/31/97         9,924     45,058    22,124       7,539
12/31/98         8,902     57,989    24,061       6,703

===== United Gold & Government Fund, Class A Shares* -- $8,902
----- S&P 500 Index -- $57,989
>>>>>          Salomon Brothers Treasury/ Gov't Sponsored/ Mortgage Index --
$24,061
_____ Lipper Gold Oriented Fund Universe Average -- $6,703

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

         Average Annual Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   12/31/98         -15.46%    -9.75%
5 Years Ended
   12/31/98         -9.15%       N/A
10 Years Ended
   12/31/98         -1.16%       N/A
Life of
   Class Y +++         N/A     -12.27%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 12/31/98.

SHAREHOLDER SUMMARY
----------------------------------------------------------------------
UNITED GOLD & GOVERNMENT FUND, INC.

PORTFOLIO STRATEGY:
Inflationary strategies:   OBJECTIVE:   High total return (income
                                        plus appreciation of
Up to 100% in minerals-related          share value).
  securities.
Minimum of 25% so invested. STRATEGY:   Invests in precious
Up to 100% in foreign securities.       metals and minerals
                                        -related securities
Disinflationary strategies:             during periods of
                                        actual or expected
Up to 100% in U.S. Government           inflation or when the
  Securities.                           investment environment
Maximum of 25% in minerals-             appears favorable;
  related securities.                   invests in U.S.
                                        Government Securities during periods of
                                        disinflation or low inflation.

                             FOUNDED:   1985

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
For the Fiscal Year Ended December 31, 1998
--------------------------------------
DIVIDENDS PAID               $0.002
                             ======

NET ASSET VALUE ON
  12/31/98                   $ 6.16
  12/31/97                     6.87
                             ------
CHANGE PER SHARE             $(0.71)
                             ======

Past performance is not necessarily indicative of future results.



TOTAL RETURN HISTORY

                                 Average Annual Total Return
                               -----------------------------
                                   With            Without
Period                          Sales Load*      Sales Load**
------                          ----------       ------------
 1-year period ended 12-31-98   -15.46%             -10.31%
 5-year period ended 12-31-98    -9.15%              -8.07%
10-year period ended 12-31-98    -1.16%              -0.57%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On December 31, 1998, United Gold & Government Fund, Inc. had net assets totaling $12,764,416 invested in a diversified portfolio of:

    61.60%     Common Stocks and Warrants
    24.80%     Bullion
    13.60%     Cash and Cash Equivalents


As a shareholder of United Gold & Government Fund, Inc. for every $100 you had invested on December 31, 1998, your Fund owned:

 $41.25  Foreign Mining Stocks
  24.80  Bullion
  17.82  Domestic Mining Stocks
  13.60  Cash and Cash Equivalents
   2.53  Miscellaneous Stocks

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1998

                                                Troy
                                              Ounces        Value

BULLION - 24.80%
 Gold  ...................................    10,987  $ 3,165,262
 (Cost: $3,281,109)

COMMON STOCKS AND WARRANTS                    Shares
Gold
 Canada - 35.81%
 Agnico-Eagle Mines Limited  .............   112,000      462,000
 Barrick Gold Corporation  ...............    29,000      565,500
 Cambior Inc.  ...........................    98,100      480,725
 Euro-Nevada Mining Corporation
   Limited ...............................    37,400      610,912
 Franco-Nevada Mining Corporation
   Limited ...............................    23,200      444,900
 Goldcorp Inc., Class A*  ................    60,000      341,065
 Greenstone Resources Ltd.*  .............   263,900      236,225
 Kinross Gold Corporation*  ..............   110,000      253,708
 Meridian Gold Inc.*  ....................    50,000      284,375
 Placer Dome Inc.  .......................    11,000      126,500
 Repadre Capital Corporation*  ...........   140,000      219,536
 TVX Gold, Inc.*  ........................   235,000      425,938
 Vengold Inc.*  ..........................   195,000      119,765
   Total .................................              4,571,149

 United States - 16.18%
 Battle Mountain Gold Company  ...........   138,000      569,250
 Getchell Gold Corporation*  .............    20,100      547,725
 Homestake Mining Company  ...............    60,000      551,250
 Newmont Mining Corporation  .............    22,000      397,375
   Total .................................              2,065,600

Total Gold - 51.99%                                     6,636,749


Metal Mining
 United Kingdom - 2.13%
 Rio Tinto plc, ADR  .....................     6,000      271,875

 United States - 1.64%
 Freeport-McMoRan Copper & Gold Inc.  ....    20,000      208,750

Total Metal Mining - 3.77%                                480,625

Silver - 3.31%
 Cayman Islands
 Apex Silver Mines Limited*  .............    52,000      422,500

                See Notes to Schedule of Investments on page 7.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1998

                                              Shares        Value
COMMON STOCKS AND WARRANTS (Continued)
Miscellaneous - 2.53%
 Stone, Clay and Glass Products
 Geomaque Explorations Ltd.*  ............   329,400  $   322,836
 Geomaque Explorations Ltd.,
   Warrants* .............................    25,000          408
   Total .................................                323,244

TOTAL COMMON STOCKS AND WARRANTS - 61.60%             $ 7,863,118
 (Cost: $8,903,849)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Repurchase Agreement - 12.53%
 J.P. Morgan Securities, 4.75% Repurchase
   Agreement dated 12-31-98, to be
   repurchased at $1,600,844 on 1-4-99** .    $1,600    1,600,000

United States Government - 15.55%
 Federal Mortgage Corporation,
   5.0%, 2-26-99 .........................     2,000    1,984,445

TOTAL SHORT-TERM SECURITIES - 28.08%                  $ 3,584,445
 (Cost: $3,584,445)

TOTAL INVESTMENTS - 114.48%                           $14,612,825
 (Cost: $15,769,403)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (14.48%)   (1,848,409)

NET ASSETS - 100.00%                                  $12,764,416

Notes To Schedule Of Investments

  *No dividends were paid during the preceding 12 months.
 **Collateralized by $1,154,000 U.S. Treasury Bonds, 8.75% due 5-15-2017, market value and accrued interest aggregate $1,616,642.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
(In Thousands, Except for Per Share Amounts)

Assets
 Investments -- at value (Notes 1 and 3):
   Bullion (cost - $3,281) .........................      $ 3,165
   Securities (cost - $12,488) .....................       11,448
                                                          -------
                                                           14,613
 Cash   ............................................            5
 Receivables:
   Fund shares sold ................................           80
   Interest and dividends ..........................            3
 Prepaid insurance premium  ........................           10
                                                          -------
    Total assets  ..................................       14,711
                                                          -------
Liabilities
 Payable for investment securities purchased  ......        1,761
 Payable to Fund shareholders  .....................          165
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................           13
 Accrued accounting services fee (Note 2)  .........            1
 Accrued distribution fee (Note 2)  ................            1
 Other  ............................................            6
                                                          -------
    Total liabilities  .............................        1,947
                                                          -------
      Total net assets .............................      $12,764
                                                          =======
Net Assets
 $1.00 par value capital stock
   Capital stock ...................................      $ 2,073
   Additional paid-in capital ......................       24,379
 Accumulated undistributed loss:
   Accumulated undistributed net investment loss ...          ---
   Accumulated net realized loss on investment
    transactions  ..................................      (12,531)
   Net unrealized depreciation in value of
    investments  ...................................       (1,157)
                                                          -------
    Net assets applicable to outstanding units
      of capital....................................      $12,764
                                                          =======
Capital shares outstanding
 Class A  ..........................................        2,057
 Class Y  ..........................................           16
Capital shares authorized ..........................      100,000
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $6.16
 Class Y  ..........................................        $6.19


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1998
(In Thousands)

Investment Income (Loss)
 Income (Note 1B):
   Interest and amortization .......................      $   253
   Dividends .......................................          106
                                                          -------
    Total income  ..................................          359
                                                          -------
 Expenses (Note 2):
   Transfer agency and dividend disbursing - Class A          117
   Investment management fee .......................          104
   Service fees - Class A ..........................           34
   Registration fees ...............................           27
   Custodian fees ..................................           15
   Audit fees ......................................           11
   Accounting services fee .........................           10
   Distribution fees - Class A .....................            3
   Legal fees ......................................            2
   Other ...........................................           44
                                                          -------
    Total expenses  ................................          367
                                                          -------
      Net investment loss ..........................           (8)
                                                          -------

Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net loss on bullion  .....................         (124)
 Realized net gain on securities  ..................          242
 Realized net gain on foreign
   currency transactions ...........................           10
                                                          -------
   Realized net gain on investments ................          128
 Unrealized depreciation in value of investments
   during the period ...............................       (1,977)
                                                          -------
    Net loss on investments  .......................       (1,849)
                                                          -------
      Net decrease in net assets resulting from
       operations  .................................      ($1,857)
                                                          =======


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                              For the fiscal year
                                               ended December 31,
                                          -----------------------
                                              1998        1997
                                         -----------  -----------
Decrease in Net Assets
 Operations:
   Net investment income (loss) ........     $    (8)     $   394
   Realized net gain (loss) on investments       128       (5,222)
   Unrealized depreciation .............      (1,977)      (1,441)
                                             -------      -------
    Net decrease in net assets
      resulting from operations ........      (1,857)      (6,269)
                                             -------      -------
 Dividends to shareholders from
   net investment income (Note 1E):*
   Class A .............................          (4)        (380)
   Class Y** ...........................         ---          (11)
                                             -------      -------
                                                  (4)        (391)
                                             -------      -------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (1,665,528 and 371,968
      shares, respectively).............      11,487        3,025
    Class Y (1,315 and 1,959
      shares, respectively) ............           8           16
   Proceeds from reinvestment of
    dividends:
    Class A (638 and 52,977
      shares, respectively) ............           4          372
    Class Y (24 and 1,544
      shares, respectively)** ..........         ---           11
   Payments for shares redeemed:
    Class A (2,119,821 and 1,312,755
      shares, respectively) ............     (14,221)     (10,432)
    Class Y (41,765 and 4,561
      shares, respectively) ............        (278)         (34)
                                             -------      -------
      Net decrease in net assets
       resulting from capital
       share transactions  .............      (3,000)      (7,042)
                                             -------      -------
       Total decrease  .................      (4,861)     (13,702)
Net Assets
 Beginning of period  ..................      17,625       31,327
                                             -------      -------
 End of period  ........................     $12,764      $17,625
                                             =======      =======
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====
*See "Financial Highlights" on pages 11 - 12.
** Amounts for 1998 not shown due to rounding.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                           For the fiscal year ended December 31,
                            -------------------------------------
                               1998   1997    1996   1995    1994
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $6.87  $9.07   $8.75  $8.19   $9.97
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....          (0.00)  0.15    0.06   0.24    0.05
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.71) (2.20)   0.32   0.56   (1.78)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......          (0.71) (2.05)   0.38   0.80   (1.73)
                              -----  -----   -----  -----   -----
Less dividends from
 net investment
 income  ...........          (0.00) (0.15)  (0.06) (0.24)  (0.05)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $6.16  $6.87   $9.07  $8.75   $8.19
                              =====  =====   =====  =====   =====
Total return* ......         -10.31%-22.68%   4.33%  9.80% -17.36%
Net assets, end
 of period (000
 omitted)  .........        $12,669$17,241 $30,811$32,733 $37,422
Ratio of expenses
 to average net
 assets  ...........           2.47%  2.11%   1.84%  1.66%   1.59%
Ratio of net investment
 income (loss) to average
 net assets  .......          -0.06%  1.60%   0.66%  2.55%   0.57%
Portfolio turnover
 rate**  ...........         236.11% 94.00% 101.34%164.21%  64.89%

    *Total return calculated without taking into account the sales load deducted on an initial purchase.
   **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.
                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                            For the fiscal        For the
                              year ended           period
                             December 31,         from 2/27/96*
                            --------------        through
                               1998   1997        12/31/96
                             ------ ------        --------
Net asset value,
 beginning of period          $6.87  $9.07          $9.35
                              -----  -----          -----
Income from investment
 operations:
 Net investment
   income ..........           0.00   0.19           0.09
 Net realized and
   unrealized loss
   on investments...          (0.67) (2.19)         (0.26)
                              -----  -----          -----
Total from investment
 operations ........          (0.67) (2.00)         (0.17)
                              -----  -----          -----
Less dividends from
 net investment
 income ............          (0.01) (0.20)         (0.11)
                              -----  -----          -----
Net asset value,
 end of period .....          $6.19  $6.87          $9.07
                              =====  =====          =====
Total return .......          -9.75%-22.18%         -1.88%
Net assets, end of
 period (000
 omitted)  .........            $95   $384           $516
Ratio of expenses
 to average net
 assets ............           1.85%  1.44%          1.18%***
Ratio of net
 investment income
 to average net
 assets ............           0.71%  2.31%          1.30%***
Portfolio
 turnover rate**  ..         236.11% 94.00%        101.34%***

  *Commencement of operations.
 **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1 -- Significant Accounting Policies

     United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1998, the Fund reclassified $4,509,049 between additional paid-in-capital, accumulated undistributed net realized loss on investment transactions and accumulated undistributed net investment income. In addition, $9,817 was reclassified to accumulated undistributed net investment income from accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.0 billion of combined net assets at December 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10             $      0
           From $   10 to $   25             $ 10,000
           From $   25 to $   50             $ 20,000
           From $   50 to $  100             $ 30,000
           From $  100 to $  200             $ 40,000
           From $  200 to $  350             $ 50,000
           From $  350 to $  550             $ 60,000
           From $  550 to $  750             $ 70,000
           From $  750 to $1,000             $ 85,000
                $1,000 and Over              $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $32,835, out of which W&R paid sales commissions of $18,572 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $557, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $19,477,119 while proceeds from maturities and sales aggregated $13,884,063. Purchases of bullion aggregated $7,388,119 while proceeds from the sale of bullion aggregated $3,983,558. Purchases of short-term securities and U.S. Government securities aggregated $535,590,640 and $6,839,610, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $534,212,000 and $18,349,492, respectively.

     For Federal income tax purposes, cost of investments owned at December 31, 1998 was $16,087,625, resulting in net unrealized depreciation of $1,474,800, of which $1,028,031 related to appreciated investments and $2,502,831 related to depreciated investments.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $1,909,871 during the year ended December 31, 1998, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). The realized losses are available to offset future realized capital gain net income through December 31, 2006. In addition, prior year capital loss carryovers aggregated $10,268,798 at December 31, 1998, and are available to offset future capital gain net income as follows: $1,865,351 through December 31, 1999; $4,958,441 through December 31, 2000, and $3,445,006 through December 31, 2005.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (_post-October losses_). From November 1, 1998 through December 31, 1998, the Fund incurred net capital losses of $34,492, which have been deferred to the fiscal year ending December 31, 1999. In addition, during the year ended December 31, 1998, the Fund recognized post-October losses of $2,380,802 that had been deferred from the year ended December 31, 1997.

NOTE 5 -- Multiclass Operations

     On February 19, 1996, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on February 27, 1996.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Gold & Government Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Gold & Government Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the fiscal year then ended, the statement of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Gold & Government Fund, Inc. as of December 31, 1998, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 5, 1999

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 1998 Federal income tax return.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  -------------------------------------------------------------
  Record           Ordinary     Long-Term                     Non-     Long-Term
    Date    Total    Income   Capital Gain   Qualifying Qualifying  Capital Gain
----------- -----  --------   ------------     -------- ----------  ------------
                                    Class A
12-16-98   $0.002   $0.0020      $0.0000        $0.0005    $0.0015       $0.0000
           ------   -------      -------        -------    -------       -------
Total      $0.002   $0.0020      $0.0000        $0.0005    $0.0015       $0.0000
           ======   =======      =======        =======    =======       =======

                                    Class Y
12-16-98   $0.010   $0.0100      $0.0000        $0.0027    $0.0073       $0.0000
           ------   -------      -------        -------    -------       -------
Total      $0.010   $0.0100      $0.0000        $0.0027    $0.0073       $0.0000
           ======   =======      =======        =======    =======       =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.




Lower sales charges are available by combining the net asset value ("NAV") of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.




To all traditional IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.












---------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com




NUR1013A(12-98)
printed on recycled paper